UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2013

Signature Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Boulevard, Suite 1600, Sherman Oaks, CA		91403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (805) 435-1255

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 15, 2013, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2013. The press release contains certain non-GAAP financial information, and the reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report, including in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except to the extent expressly incorporated by specific reference contained in such filing or document.

Item 8.01	Other Information

The information set forth in Item 2.02 of this Current Report, including in Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated May 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2013	SIGNATURE GROUP HOLDINGS, INC.

/S/ G. CHRISTOPHER COLVILLE
G. Christopher Colville
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 15, 2013